UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 24, 2011
KeyCorp
(Exact name of registrant as specified in charter)
001-11302
(Commission File Number)

OHIO (State or other jurisdiction of incorporation)	34-6542451 (I.R.S. Employer Identification No.)
127 Public Square
Cleveland, Ohio 44114-1306
(Address of principal executive offices and zip code)
(216) 689-6300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-5.1

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
     The purpose of this Current Report is to file with the Securities and Exchange Commission the opinion of Squire, Sanders & Dempsey (US) LLP, as counsel to KeyCorp, regarding the issuance and sale by KeyCorp of $1,000,000,000 of its 5.100% Senior Medium-Term Notes, Series I, due March 24, 2021 (the “Notes”), which opinion is incorporated by reference into KeyCorp’s Registration Statement on Form S-3 (File No. 333-151608).
(d) Exhibits

5.1	Opinion of Squire, Sanders & Dempsey (US) LLP as to the validity of the Notes.

23.1	Consent of Squire, Sanders & Dempsey (US) LLP (included as part of Exhibit 5.1).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP
(Registrant)

Date: March 24, 2011	By:	/s/ Steven N. Bulloch
Steven N. Bulloch
Assistant Secretary